EXHIBIT 99.5


              FORM OF NOMINEE HOLDER OVERSUBSCRIPTION CERTIFICATE

                          FIRST LEESPORT BANCORP, INC.

                  NOMINEE HOLDER OVERSUBSCRIPTION CERTIFICATION

         The undersigned, a bank, broker or other nominee holder of Rights ("Rights") to purchase shares of Common Stock, $5.00 par value per share ("Common Stock"), of First Leesport Bancorp, Inc. (the "Company") pursuant to the Rights offering (the "Offering") described and provided for in the Company's Prospectus dated November 9, 2001 (the "Prospectus"), hereby certifies to the Company and to American Stock Transfer & Trust Company, as Subscription Agent for such Offering, that for each numbered line filled in below the undersigned has exercised, on behalf of the beneficial owner thereof (which may be the undersigned), the number of Rights specified on such line pursuant to the Basic Subscription Right (as defined in the Prospectus) and such beneficial owner wishes to subscribe for the purchase of additional shares of Common Stock pursuant to the Oversubscription Privilege (as defined in the Prospectus), in the amount set forth in the second column of such line:




        Number of Rights Exercised                                Number of Shares Subscribed for
        Pursuant to Basic Subscription Right                      Pursuant to Oversubscription Privilege
        ------------------------------------                      --------------------------------------
1.
        ----------------------------------                        ----------------------------------
2.
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3.
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4.
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5.
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6.
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7.
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8.
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9.
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10.
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                                                     Provide the following information, if applicable


------------------------------------------
         Name of Nominee Holder

                                                           ---------------------------------------
                                                              Depository Trust Company ("DTC")
                                                                       Participant Number

By:
   -----------------------------------------
         Name:
         Title:

Dated:  __________, 2001
                                                     --------------------------------------------
                                                     DTC Basic Subscription Confirmation Number(s)

